EXHIBIT 99.1

Carnival Corporation & plc Announces Closing of Convertible Notes Exchange, Extending Maturity of $87 Million of Convertible Notes at Existing 5.75% Rate

The 2023 Notes were exchanged for 2024 Notes with the same coupon and no dilution to shareholders at scheduled maturity versus the 2023 Notes and no upfront cost

MIAMI, November 1, 2022 /PRNewswire/ — Carnival Corporation & plc (NYSE/LSE: CCL; NYSE: CUK) today announced that Carnival Corporation (the “Company”) has closed its previously announced exchange of approximately $87 million in aggregate principal amount of the Company’s outstanding 5.75% Convertible Senior Notes due 2023 (the “2023 Notes”) for $87 million in aggregate principal amount of the Company’s new 5.75% Convertible Senior Notes due 2024 (the “2024 Notes”).

The 2024 Notes have the same initial conversion price as the 2023 Notes, representing no dilution to shareholders at scheduled maturity versus the 2023 Notes, the same coupon and no upfront cost to the Company. As a result of the eighteen-month extension, the 2024 Notes will mature on October 1, 2024 and are fully and unconditionally guaranteed on a senior unsecured basis by Carnival plc and certain of the Company’s and Carnival plc’s subsidiaries that guarantee substantially all of the Company’s indebtedness.

The 2024 Notes were issued pursuant to the Company’s Indenture, dated August 22, 2022, have the same terms as the Company’s outstanding $339 million aggregate principal amount of 5.75% Convertible Senior Notes due 2024 (the “Existing 2024 Notes”) and are treated as a single class of securities trading under the same CUSIP number as the Existing 2024 Notes. The 2024 Notes were offered pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The 2024 Notes and the shares of common stock issuable upon conversion of the 2024 Notes, if any, will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

PJT Partners served as independent financial advisor to the Company and Carnival plc.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the 2024 Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction.

About Carnival Corporation & plc

Carnival Corporation & plc is one of the world’s largest leisure travel companies with a portfolio of nine of the world’s leading cruise lines. With operations in North America, Australia, Europe and Asia, its portfolio features Carnival Cruise Line, Princess Cruises, Holland America Line, P&O Cruises (Australia), Seabourn, Costa Cruises, AIDA Cruises, P&O Cruises (UK) and Cunard.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this press release as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this press release are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “aspiration,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Pricing	• Goodwill, ship and trademark fair values
• Booking levels	• Liquidity and credit ratings
• Occupancy	• Adjusted earnings per share
• Interest, tax and fuel expenses	• Return to guest cruise operations
• Currency exchange rates	• Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
• Estimates of ship depreciable lives and residual values

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently, and in the future may continue to be, amplified by COVID-19. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations. The current, and uncertain future, impact of COVID-19, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;
•	events and conditions around the world, including war and other military actions, such as the current invasion of Ukraine, inflation, higher fuel prices, higher interest rates and other general concerns impacting the ability or desire of people to travel have led and may in the future lead, to a decline in demand for cruises, impacting our operating costs and profitability;
•	incidents concerning our ships, guests or the cruise industry have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
•	changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties and reputational damage;
•	factors associated with climate change, including evolving and increasing regulations, increasing global concern about climate change and the shift in climate conscious consumerism and stakeholder scrutiny, and increasing frequency and/or severity of adverse weather conditions could adversely affect our business;
•	inability to meet or achieve our sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them, may expose us to risks that may adversely impact our business;
•	breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;

•	the loss of key employees, our inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs could have an adverse effect on our business and results of operations;
•	increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	we rely on supply chain vendors who are integral to the operations of our businesses. These vendors and service providers are also affected by COVID-19 and may be unable to deliver on their commitments which could impact our business;
•	fluctuations in foreign currency exchange rates may adversely impact our financial results;
•	overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;
•	inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests; and
•	the risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 27, 2022 and Carnival Corporation’s and Carnival plc’s Quarterly Reports on Form 10-Q filed with the SEC on March 28, 2022, June 29, 2022 and September 30, 2022.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. Forward-looking and other statements in this document may also address our sustainability progress, plans and goals (including climate change and environmental-related matters). In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

SOURCE Carnival Corporation & plc

Carnival Corporation & plc Media Contacts: Jody Venturoni, Carnival Corporation, jventuroni@carnival.com, (469) 797-6380; Ellie Beuerman, LDWW, ellie@ldww.co, (214) 758-7001

Carnival Corporation & plc Investor Relations Contact: Beth Roberts, Carnival Corporation, eroberts@carnival.com, (305) 406-4832